SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                        -------------------------------
       Date of Report (Date of Earliest Event Reported): October 24, 2000
                          e.spire Communications, Inc.
             (Exact name of registrant as specified in its charter)


State of Delaware                0-25314       52-1947746
---------------------------      --------      --------------------------
(State or other jurisdiction of (Commission    (I.R.S. Employer
incorporation or organization)   File No.)      Identification No.)

                             12975 Worldgate Drive
                            Herndon, Virginia 20701
                   (Address of Principal Executive (Zip Code)
                                    Offices)

                                 (703) 639-6000
                      ------------------------------------
                        (Registrant's telephone number,
                              including area code)



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Item 9. Regulation FD Disclosure

     The press release attached as Exibit 99.1 hereto is furnished pursuant to Regulation FD; it is not filed.


Item 7. Financial Statements and Exhibits.

(c)      Exhibits

Exhibit Number                                           Reference
(99) Additional Exhibits

     Press Release dated October 24, 2000                Exhibit 99.1









                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  e.spire Communications, Inc.
                                  By:

Date: October 24, 2000            _____________________________________________
                                  Juliette Pryor, Senior Vice President, General
                                  Counsel and Secretary